UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2006
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                              Books-A-Million, Inc.
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             (Exact name of registrant as specified in its charter)


DELAWARE                           0-20664                           63-0798460
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(State or other jurisdiction      (Commission                    (IRS Employer
  of incorporation)               File Number)               Identification No.)


402 Industrial Lane, Birmingham, Alabama                          35211
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737
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                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information


Item 2.02 Results of Operations and Financial Condition.

     On May 18, 2006, Books-A-Million, Inc. issued a press release announcing its financial results for the first quarter ended April 29, 2006. A copy of the press release is attached hereto as Exhibit 99.1

     The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.


     The exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed."

Exhibit No.              Document Description
99.1                     Press Release dated May 18, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                  ---------------------
                                                       (Registrant)

Date _May 18, 2006______
                                   __________/s/ Richard S. Wallington_________
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                                                     (Signature)
                                            Name:  Richard S. Wallington
                                            Title:   Chief Financial Officer

                                  EXHIBIT INDEX





Exhibit No.              Document Description
99.1                     Press Release dated May 18, 2006